Exhibit 10.3

Pledge Agreement (Bank Deposits)

THIS PLEDGE AGREEMENT (“Agreement”), dated as of September 11, 2025, is made by Moatable US Holdco, Inc., a Delaware corporation, and Trucker Path, Inc., a Delaware corporation (individually or collectively, jointly and severally, the “Pledgor”), with an address at 45 West Buchanan Street, Phoenix, Arizona 85003, in favor of PNC BANK, NATIONAL ASSOCIATION (the “Secured Party”), with an address at 2801 East Camelback Road, Suite 400, Phoenix, Arizona 85016.

1.           Pledge. In order to induce the Secured Party to extend the Obligations (as defined below), the Pledgor hereby grants a security interest in and pledges to the Secured Party, and to all other direct or indirect subsidiaries of The PNC Financial Services Group, Inc., all of the Pledgor’s right, title and interest in and to the accounts, deposits, deposit accounts, and certificates of deposit, whether negotiable or nonnegotiable, maintained in the name of the Pledgor by the issuing institution and described on Exhibit A attached hereto and made a part hereof, and any and all security entitlements of the Pledgor with respect thereto, whether now owned or hereafter acquired, including those entries on the records of the issuing institution, and any and all renewals, substitutions, replacements and proceeds of any of the foregoing accounts, deposits, deposit accounts, and certificates of deposit and all income, interest and other distributions thereon (collectively, the “Collateral”).

The Pledgor agrees that (i) the Secured Party shall have the right of withdrawal of the Collateral, (ii) the Pledgor shall have the right of withdrawal of the Collateral so long as a minimum balance of $9,945,000.00 is maintained, (iii) the Pledgor shall have no right of withdrawal of the Collateral if such withdrawal would cause the Collateral to be less than $9,945,000.00, and (iv) the Secured Party may make appropriate notations in its books and records (electronic or otherwise) to effectuate the foregoing.

2.           Obligations Secured. The Collateral secures payment of all loans, advances, debts, liabilities, obligations, covenants and duties owing from the Pledgor and/or from Lofty Inc., a Delaware corporation (collectively, the “Borrower”) to the Secured Party or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Pledgor or the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Secured Party to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Secured Party’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals and increases of or to any of the foregoing, and all costs and expenses of the Secured Party incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys’ fees and expenses (hereinafter referred to collectively as the “Obligations”).

3.           Representations and Warranties. The Pledgor represents and warrants to the Secured Party that (a) no prior lien or encumbrance exists on the Collateral, and the Pledgor will not grant or suffer to exist any such lien or encumbrance in the future, other than in favor of the Secured Party, and (b) the Pledgor is the legal owner of the Collateral and has the right to pledge and grant a security interest in the Collateral without the consent of any other party other than the issuing institution, which the Pledgor has caused or will cause to execute the Acknowledgment in substantially the form attached hereto.

4.           Default.

4.1.             If any of the following occur (each an “Event of Default”): (i) any Event of Default (as defined in any of the Obligations), (ii) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in such Obligations with respect to such default, (iii) demand by the Secured Party under any of the Obligations that have a demand feature, (iv) the failure by the Pledgor to perform any of its obligations hereunder, (v) the falsity, inaccuracy or material breach by the Pledgor of any written warranty, representation or statement made or furnished to the Secured Party by or on behalf of the Pledgor, (vi) the failure of the Secured Party to have a perfected first priority security interest in the Collateral, (vii) any restriction is imposed on the pledge or transfer of any of the Collateral after the date of this Agreement without the Secured Party’s prior written consent, or (viii)  the breach of the Control Agreement (referred to in Section 6 below), or receipt of notice of termination of the Control Agreement if no successor custodian acceptable to the Secured Party has executed a Control Agreement in form and substance acceptable to the Secured Party on or before 10 days prior to the effective date of the termination, then the Secured Party is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without demand or notice, which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform Commercial Code of the applicable state, as it may be amended from time to time, or otherwise at law or in equity, including without limitation the right to sell or otherwise dispose of any or all of the Collateral at public or private sale, with or without advertisement thereof, upon such terms and conditions as it may deem advisable and at such prices as it may deem best.

4.2.             The Secured Party is authorized to draw the funds represented by the Collateral, in whole or in part, and to do all acts necessary to draw such funds, to apply to all Obligations secured hereby, whether declared immediately due and payable or otherwise, and the officers of the issuing institution are authorized and directed to pay the same to the Secured Party on demand.

4.3.             The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to the Pledgor. If after exhausting all of the Collateral there is a deficiency, the Pledgor or, if the Pledgor is not borrowing from the Secured Party or providing a guaranty of the Borrower’s Obligations, the Borrower will be liable therefor to the Secured Party; provided, however, that nothing contained herein will obligate the Secured Party to proceed against the Pledgor, the Borrower or any other party obligated under the Obligations or against any other collateral for the Obligations prior to proceeding against the Collateral.

4.4.             If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Secured Party repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Pledgor will be and remain liable for the amounts so repaid or recovered to the same extent as if such amount had never been originally received by the Secured Party. The provisions of this section will be and remain effective notwithstanding the release of any of the Collateral by the Secured Party in reliance upon such payment (in which case the Pledgor’s liability will be limited to an amount equal to the fair market value of the Collateral determined as of the date such Collateral was released) and any such release will be without prejudice to the Secured Party’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable. This Section shall survive the termination of this Agreement.

5.           Interest and Premiums. All interest and premiums declared or paid on the Collateral shall be the property of the Pledgor but shall remain as Collateral, subject to the restrictions contained in this Agreement, unless released by the Secured Party, in its discretion, following a request from Pledgor. At any time after the occurrence of an Event of Default, the Secured Party shall be entitled to apply all interest and premiums declared or paid on the Collateral in accordance with the provisions of Section 4 above.

6.           Securities Account. The Pledgor agrees to cause the issuing financial institution or securities intermediary on whose books and records the ownership interest of the Pledgor in the Collateral appears (the “Custodian”) to execute and deliver, contemporaneously herewith, a control agreement or other agreement satisfactory to the Secured Party (the “Control Agreement”) in order to perfect and protect the Secured Party’s security interest in the Collateral.

7.           Further Assurances. By its signature hereon, the Pledgor hereby irrevocably authorizes the Secured Party, at any time and from time to time, to execute (on behalf of the Pledgor), file and record against the Pledgor any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement under the Uniform Commercial Code that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact to do all acts and things in the Pledgor’s name that the Secured Party may deem necessary or desirable. This power of attorney is coupled with an interest with full power of substitution and is irrevocable. The Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

8.           Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as otherwise provided in this Agreement) and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree. Without limiting the foregoing, first-class mail, postage prepaid, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the parties agree that Notices may be sent electronically to any electronic address provided by a party from time to time. Notices may be sent to a party’s address as set forth above or to such other address as either the Pledgor or the Secured Party may give to the other for such purpose in accordance with this section.

9.           Preservation of Rights.  (a) No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power. The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

(b)             The Secured Party may, at any time and from time to time, without notice to or the consent of the Pledgor unless otherwise expressly required pursuant to the terms of the Obligations, and without impairing or releasing, discharging or modifying the Pledgor’s liabilities hereunder, (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other pledge or security agreements, or any security for any Obligations; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of the Pledgor or the Borrower in such order, manner and amount as the Secured Party may determine in its sole discretion; (iv) deal with any other person with respect to any Obligations in such manner as the Secured Party deems appropriate in its sole discretion; (v) substitute, exchange or release any security or guaranty; or (vi) take such actions and exercise such remedies hereunder as provided herein. The Pledgor hereby waives (a) presentment, demand, protest, notice of dishonor and notice of non-payment and all other notices to which the Pledgor might otherwise be entitled, and (b) all defenses based on suretyship or impairment of collateral.

10.         Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions in this Agreement.

11.         Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Pledgor from, any provision of this Agreement will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance. Notwithstanding the foregoing, the Secured Party may modify this Agreement for the purpose of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Secured Party shall send a copy of any such modification to the Pledgor (which notice may be given by electronic mail).

12.         Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and the Secured Party with respect to the subject matter hereof.

13.         Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Pledgor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Pledgor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

14.         Interpretation. In this Agreement, unless the Secured Party and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Pledgor, the obligations of such persons or entities will be joint and several.

15.         Indemnity. The Pledgor agrees to indemnify each of the Secured Party, each legal entity, if any, who controls, is controlled by or is under common control with the Secured Party, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur, or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Pledgor), in connection with or arising out of or relating to the matters referred to in this Agreement or under any Control Agreement, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Pledgor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Pledgor may participate at its expense in the defense of any such action or claim.

16.         Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State where the Secured Party’s office indicated above is located. This Agreement will be interpreted and the rights and liabilities of the Pledgor and the Secured Party determined in accordance with the laws of the State where the Secured Party’s office indicated above is located, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). The Pledgor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Secured Party’s office indicated above is located; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgor individually, against any security or against any property of the Pledgor within any other county, state or other foreign or domestic jurisdiction. The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and the Pledgor. The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

17.         Electronic Signatures and Records. Notwithstanding any other provision herein or in the other loan documents, the Pledgor agrees that this Agreement, the Control Agreement, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Secured Party’s option, be in the form of an electronic record. Any Communication may, at the Secured Party’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this Section may include, without limitation, use or acceptance by the Secured Party of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

18.         Authorization to Obtain Credit Reports. By signing below, each Pledgor who is an individual provides written authorization to the Secured Party or its designee (and any assignee or potential assignee hereof) to obtain the Pledgor’s personal credit profile from one or more national credit bureaus. Such authorization shall extend to obtaining a credit profile in considering this Agreement and subsequently for the purposes of update, renewal or extension of such credit or additional credit and for reviewing or collecting the resulting account.

19.         Covenants. Unless otherwise agreed in writing between the Pledgor and the Secured Party, the Pledgor agrees to maintain at all times Collateral equal to at least $9,945,000.00, consisting of $9,750,000.00 of Pledgor’s funds and an additional $195,000.00 of Pledgor’s funds deposited as interest reserve. Pledgor agrees to provide additional Collateral to the Secured Party immediately upon the Secured Party’s if the Collateral in the accounts and deposit accounts is ever less than $9,945,000.00.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

19.         WAIVER OF JURY TRIAL. THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Pledgor acknowledges that it has read and understands all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate. By signing below, either by handwritten signature or electronic signature, the Pledgor agrees to the terms of this Agreement, and acknowledges receipt of a completed copy of this Agreement.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

Moatable US Holdco, Inc., a Delaware corporation
(Corporation, Partnership or other Entity)

By:	/s/ Scott S. Stone

(SEAL)

Print Name:	Scott S. Stone
Title:	Chief Financial Officer

Trucker Path, Inc., a Delaware corporation
(Corporation, Partnership or other Entity)

By:	/s/ Scott S. Stone

(SEAL)

Print Name:	Scott S. Stone
Title:	Chief Financial Officer

EXHIBIT A TO PLEDGE AGREEMENT

(BANK DEPOSITS)